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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2006


                             ARCADIA RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

             000-31249                               88-0331369
      (Commission File Number)             (IRS Employer Identification No.)


         26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (248) 352-7530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

            On June 29, 2006, the Company authorized the release to the news media of the attached annual letter to the Company's shareholders from the Company's Chairman and CEO. See Exhibit 99.1, which is incorporated herein by this reference.

            This Current Report, including the attached annual letter to the Company's shareholders, contains statements which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and as recognized by court opinions addressing cautionary forward-looking statements. Companies disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. The Company claims the safe harbor protections furnished by the law for all of its forward looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words or expressions are intended to identify forward-looking statements. We use such forward-looking statements regarding our future financial condition and future results of operations and our future business operations in this Current Report. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.

            While we believe that any forward-looking statements in this letter are reasonable, you should not place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, and actual results could be materially different. Factors that might cause such a difference are discussed in the annual and quarterly reports we file with the Securities and Exchange Commission, including but not limited to the Company's annual report on Form 10-K for the fiscal year ended March 31, 2006. Such factors include, but are not necessarily limited to, downward margin trends on staffing revenues due to a shortage of related health care workers, increased workers' compensation premiums, increasingly lower-priced offerings from competitors, the cost of investment in the development of product offerings, our ability to successfully reduce operating costs by effectively integrating these businesses, without adversely affecting the quality and volume of such services and/or products available for purchase, as well as our ability to procure our products and providers of services at competitive prices.

            The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available. The Company disclaims any obligation or undertaking to update the information contained herein.


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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     EXHIBITS.

        Exhibit 99.1 Press Release, dated June 29, 2006, related to Item 7.01.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARCADIA RESOURCES, INC.

                                             By:  /S/  John E. Elliott II
                                                  -------------------------
                                                  John E. Elliott II

                                             Its: Chairman of the Board
                                                  and Chief Executive Officer
Dated:      June 29, 2006


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                                  EXHIBIT INDEX

EX NO.         DESCRIPTION
------         -----------
99.1           Press Release, dated June 29, 2006, related to Item 7.01.


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